[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Execution Version
AMENDMENT NO. 2 TO FACILITY AGREEMENT
THIS AMENDMENT NO. 2 TO FACILITY AGREEMENT (this “Amendment”) is made on July 27, 2026 between Sun Tail PDP LLC (the “Borrower”), Carlyle Aviation Management Limited, in its capacity as agent of the Lender (the “Agent”), Runway Seven Lender LLC, as lender (the “Lender”) and in its capacity as security trustee for and on behalf of the Finance Parties (the “Security Trustee”), Allegiant Air, LLC and Allegiant Travel Company.
WITNESSETH:
WHEREAS, the Borrower, the Agent, the Lender and the Security Trustee entered into that certain PDP Facility Agreement as of November 1, 2023, as amended by that certain Amendment No. 1 to Facility Agreement, dated as of April 8, 2025 (the “Existing Agreement”);
WHEREAS, Allegiant Air, LLC and Allegiant Travel Company (together, the “Guarantors”) entered into [***]; and
WHEREAS, the parties hereto desire to make certain amendments to the Existing Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, each party hereto agrees as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1. Definitions.

“Agreement” means the Existing Agreement as amended and restated by this Amendment, in the form set out in Exhibit A.

“Amended Fee Letter” means the amendment to the No. 1 agency fee letter dated on or about the date hereof, from the Borrower to the Agent, as acknowledged and agreed by the Guarantors.

SECTION 1.2. Interpretation. Unless otherwise defined herein, capitalized terms defined in the Agreement shall bear the same meanings when used in this Amendment,

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and the terms of Clause 1.2 of the Agreement shall apply hereto as if set out herein in full, mutatis mutandis.

ARTICLE II
AMENDMENT TO THE EXISTING AGREEMENT

SECTION 2.1. Amendments. With effect from and including the date hereof, the Existing Agreement will be amended so that it reads as if it were restated in the form set out in Exhibit A.
SECTION 2.2. Reaffirmation. Each Guarantor hereby acknowledges and consents to the amendment of the Agreement in accordance with the terms of this Amendment, and irrevocably and unconditionally confirms and agrees that, notwithstanding the amendments effected pursuant to this Amendment, the obligations of each Guarantor pursuant to the [***] other Transaction Documents shall continue in full force and effect and the Guaranteed Obligations [***]) shall include the obligations under the Transaction Documents as amended by this Amendment and the obligations under the Amendment Fee Letter.
ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations and Warranties. To induce the Agent, the Lender and the Security Trustee to execute and deliver this Amendment:
(a)the Borrower hereby represents and warrants to the Agent, the Lender and the Security Trustee as of the date hereof that the representations and warranties contained in the Agreement are true and correct as of the date hereof; and
(b)each Guarantor hereby represents and warrants to the Agent, the Lender and the Security Trustee as of the date hereof that the representations and warranties [***] are true and correct as of the date hereof (but as if each reference to “this Agreement” therein were references to this Amendment).
ARTICLE IV
MISCELLANEOUS

SECTION 4.1. Counterparts. This Amendment may be signed in any number of counterparts, but all such counterparts shall form one and the same agreement.
SECTION 4.2. Transaction Document. The parties hereto hereby agree this Amendment shall be a Transaction Document for all purposes of the Agreement.
SECTION 4.3. Full Force and Effect; Limited Amendment. Except as expressly set out in this Amendment and the Amendment Fee Letter, the Agreement and any other Transaction Document shall each continue unvaried and in full force and effect. Each

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reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement and each reference in the other Transaction Documents to the “Facility Agreement”, or referring to such as “thereunder”, “thereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Amendment.
SECTION 4.4. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OR ANY CLAIMS, CONTROVERSIES OR DISPUTES OF THE PARTIES RELATING TO OR ARISING UNDER IT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN CLAUSE 37 OF THE EXISTING AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed as of the date set forth above.

For and on behalf of SUN TAIL PDP LLC, as the Borrower
By: Sun Tail PDP Trust, its member manager
By: Wilmington Trust Company, not in its individual capacity but solely as trustee

By:    ___________________________
Name: ___________________________
Title:    ___________________________
[Signature Page – Amendment No. 2 to Facility Agreement]

RUNWAY SEVEN LENDER LLC, as the Lender

By:    ___________________________
Name: ___________________________
Title:    ___________________________

RUNWAY SEVEN LENDER LLC, as the Security Trustee

By:    ___________________________
Name: ___________________________
Title:    ___________________________

CARLYLE AVIATION MANAGEMENT LIMITED, as the Agent

By:    ___________________________
Name:___________________________
Title: ___________________________
[Signature Page – Amendment No. 2 to Facility Agreement]

ALLEGIANT AIR, LLC, as a Guarantor

By:    ___________________________
Name:_ __________________________
Title: ___________________________
ALLEGIANT TRAVEL COMPANY, as a Guarantor

By:    ___________________________
Name:_ __________________________
Title: ___________________________
[Signature Page – Amendment No. 2 to Facility Agreement]

EXHIBIT A

[Attached]